SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 1, 2006 (this “Second Amendment”), to the Term Loan Agreement, dated as of May 12, 2006 (as heretofore amended, supplemented or otherwise modified, the “Loan Agreement”), among Integrated Electrical Services, Inc., a Delaware corporation (the “Borrower”), the several lenders party thereto (collectively, the “Lenders”) and Wilmington Trust Company, in its capacity as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Loan Agreement; and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain financial covenants in the Loan Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Loan Agreement.

SECTION 2.	AMENDMENTS.

2.1        Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety and inserting the following new definitions in appropriate alphabetical order:

““Consolidated Fixed Charge Coverage Ratio”: for any period, the ratio of (a) the difference between (x) (i) for fiscal periods occurring prior to the date of this Agreement, EBITDAR for such period and (ii) for all fiscal periods thereafter, EBITDA for such period and (y) for any portion of such fiscal period which includes any month prior to October 1, 2006, Shutdown EBIT for such month to (b) the sum (without duplication) of (i) cash interest expense for such period, (ii) Capital Expenditures (excluding Capital Expenditures funded with Indebtedness other than any revolving loans under the ABL Facility Agreement but including, without duplication, principal payments with respect to such Indebtedness) for such period, (iii) principal payments of Indebtedness (other than revolving loans under the ABL Facility Agreement and mandatory prepayments from Asset Sales) for such period and (iv) federal, state, local and foreign income taxes (including accrued taxes) for such period.

“Second Amendment”: the Second Amendment, dated as of October 1, 2006, to this Agreement.

“Second Amendment Effective Date”: the Second Amendment Effective Date under and as defined in the Second Amendment.”

2.2        Amendments to Section 6.1. (a) Section 6.1 of the Loan Agreement is hereby amended by deleting in its entirety paragraph (a) in such Section and inserting in lieu thereof the following new paragraph (a):

“(a) Minimum Shutdown EBIT. Permit Shutdown EBIT to be less than (negative) $2,000,000 during the period commencing on October 1, 2006 and through the last day of each calendar month ending on or after October 31, 2006.”.

(b) Section 6.1 of the Loan Agreement is hereby further amended by deleting in its entirety paragraph (b) in such Section and inserting in lieu thereof “(b) [Intentionally Omitted].”.

SECTION 3.	MISCELLANEOUS.

3.1        Limited Effect. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect in accordance with their respective terms. This Second Amendment shall not constitute an amendment of any provision of the Loan Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as (or indicate the Lenders’ willingness to agree to) an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

3.2        Effectiveness. This Second Amendment shall become effective as of the date first set forth above (the “Second Amendment Effective Date”) (a) upon receipt by the Administrative Agent and the Initial Lenders of (i) counterparts hereof duly executed by the Borrower, the Administrative Agent, the Required Lenders and the Initial Lenders and (ii) an effective amendment to the ABL Facility Agreement duly executed by the requisite ABL Lenders, which amendment shall be in form and substance reasonably satisfactory to the Required Lenders and the Initial Lenders, and (b) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date after giving effect to this Second Amendment.

3.3        Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a)        all of the representations and warranties contained in the Loan Agreement and in each Loan Document are true and correct in all material respects as of the date hereof after giving effect to this Second Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(b)        the execution, delivery and performance by each Loan Party of this Second Amendment have been duly authorized by all necessary corporate action required on its part and this Second Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms; and

(c)        the execution, delivery and performance of this Second Amendment by each Loan Party does not contravene, and will not result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws or other similar constituent documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any loan agreement, indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound.

3.4        Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5        Consent of Guarantors. Each of the Guarantors acknowledges and consents to all of the terms and conditions of this Second Amendment and agrees that this Second Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guarantee and Collateral Agreement or the other Loan Documents to which such Guarantor is a party.

3.6        Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and each of their respective successors and assigns. The execution and delivery of this Second Amendment by any Lender shall be binding upon its successors and assigns and shall be effective as to any Loans assigned to it after such execution and delivery.

3.7        Administrative Agent. By executing this Second Amendment, the undersigned Lenders constituting the Required Lenders are hereby directing the Administrative Agent to execute and deliver this Second Amendment.

3.8        GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.9        Headings. Section headings used in this Second Amendment are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Second Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

INTEGRATED ELECTRICAL SERVICES, INC.

By:
Curt L. Warnock
Vice President

Aladdin-Ward Electric & Air, Inc.
Amber Electric, Inc.
ARC Electric, Incorporated
Bachofner Electric, Inc.
Bear Acquisition Corporation
Bryant Electric Company, Inc.
BW/BEC, Inc. .
BW Consolidated, Inc
Charles P. Bagby Co., Inc.
Collier Electric Company, Inc.
Commercial Electrical Contractors, Inc.
Cross State Electric, Inc.
Cypress Electrical Contractors, Inc.
Daniel Electrical Contractors, Inc.
Daniel Electrical of Treasure Coast, Inc.
Daniel Integrated Technologies, Inc.
Davis Electrical Constructors, Inc.
Electro-Tech, Inc.
EMC Acquisition Corporation
Federal Communications Group, Inc.
General Partner, Inc.
Hatfield Reynolds Electric Company
Holland Electrical Systems, Inc.
Houston-Stafford Electric Holdings III, Inc.
Houston-Stafford Management LLC
ICS Holdings LLC
IES Albuquerque, Inc.
IES Austin, Inc.
IES Austin Management LLC
IES Charleston, Inc.
IES Charlotte, Inc.
IES College Station, Inc.
IES College Station Management LLC
IES Communications, Inc.
IES Contractors Management LLC
IES Decatur, Inc.
IES East McKeesport, Inc.
IES ENC Management, Inc.
IES ENC, Inc.
IES Meridian, Inc.
IES New Iberia, Inc.
IES Oklahoma City, Inc.
IES Operations Group, Inc.

IES Properties, Inc.
IES Properties Management, Inc.
IES Rapid City, Inc.
IES Raleigh, Inc.
IES Residential Group, Inc.
IES Specialty Lighting, Inc.
IES Valdosta, Inc.
IES Ventures Inc.
IES Wilson, Inc.
Integrated Electrical Finance, Inc.
Intelligent Building Solutions, Inc.
J.W. Gray Electric Co., Inc.
J.W. Gray Management LLC
Kayton Electric, Inc.
Key Electrical Supply, Inc.
Linemen, Inc.
Mark Henderson, Incorporated
Menninga Electric, Inc.
Mid-States Electric Company, Inc.
Mills Electrical Contractors, Inc.
Mills Management LLC
Mitchell Electric Company, Inc.
M-S Systems, Inc.
Murray Electrical Contractors, Inc.
NBH Holding Co., Inc.
Neal Electric Management LLC
New Technology Electrical Contractors, Inc.
Newcomb Electric Company, Inc.
Pan American Electric Company, Inc.
Pan American Electric, Inc.
Paulin Electric Company, Inc.
Pollock Electric, Inc.
PrimeNet, Inc.
Primo Electric Company
Raines Electric Co., Inc.
Raines Management LLC
Riviera Electric, LLC
RKT Electric, Inc.
Rockwell Electric, Inc.
Rodgers Electric Company, Inc.
Ron’s Electric, Inc.
SEI Electrical Contractor, Inc.
Spectrol, Inc.
Summit Electric of Texas, Inc.
Tesla Power GP, Inc.

Thomas Popp & Company
Valentine Electrical, Inc.
Wright Electrical Contracting, Inc.

By: _______________________________

Curt L. Warnock

Vice President

IES CONTRACTORS, INC.

Name: ____________________________

Curt L. Warnock

Secretary

IES REINSURANCE, LTD.

Name: ____________________________

Curt L. Warnock

Vice President

BEXAR ELECTRIC COMPANY, LTD.
By: BW/BEC, Inc., its general partner

Name: ____________________________

Curt L. Warnock

President

HAYMAKER ELECTRIC COMPANY, LTD

By: General Partner, Inc., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

HOUSTON-STAFFORD ELECTRICAL

CONTRACTORS LP

By: Houston-Stafford Management LLC, its

general partner

Name: ____________________________

Curt L. Warnock

Vice President

IES AUSTIN HOLDING LP

By: IES Austin Management LLC, its general partner

Name: ____________________________

Curt L. Warnock

Vice President

IES COLLEGE STATION HOLDINGS, L.P.

By: IES College Station Management LLC

Name: ____________________________

Curt L. Warnock

Vice President

IES FEDERAL CONTRACT GROUP, L.P.

By: IES Contractors Management LLC.

Name: ____________________________

Curt L. Warnock

Vice President

IES MANAGEMENT ROO, L.P.

By: Neal Electric Management LLC, its general partner

Name: ____________________________

Curt L. Warnock

Vice President

IES MANAGEMENT, L.P.

By: IES Residential Group, Inc., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

IES PROPERTIES, LP

By: IES Properties Management, Inc., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By: J.W. Gray Management LLC, its general partner

Name: ____________________________

Curt L. Warnock

Vice President

MILLS ELECTRIC LP

By: Mills Management LLC

Name: ____________________________

Curt L. Warnock

Vice President

NEAL ELECTRIC LP

By: BW/BEC, INC., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

POLLOCK SUMMIT ELECTRICAL LP

By: Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

Name: ____________________________

Curt L. Warnock

Vice President

RAINES ELECTRIC, LP

By: Raines Management LLC, its general partner

Name: ____________________________

Curt L. Warnock

Vice President

TESLA POWER AND AUTOMATION, L.P.

By: Tesla Power GP, Inc., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

TESLA POWER PROPERTIES, L.P.

By: Tesla Power GP, Inc., its general partner

Name: ____________________________

Curt L. Warnock

Vice President

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES HOLDINGS LLC

IES PROPERTIES HOLDINGS II LLC

IES PROPERTIES HOLDINGS, INC.

J. W. GRAY HOLDINGS II LLC

J. W. GRAY HOLDINGS LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRIC HOLDINGS LLC

POLLOCK SUMMIT HOLDINGS II LLC

POLLOCK SUMMIT HOLDINGS LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

TESLA POWER (NEVADA) II LLC

TESLA POWER (NEVADA) INC.

By:_____________________________

Victor Duva, Manager

WILMINGTON TRUST COMPANY, in its capacity as Administrative Agent

By:
Name:
Title:

ETON PARK FUND, L.P., by its investment manager Eton Park Capital Management, L.P.

By:	_____________________________
Name:
Title:

ETON PARK MASTER FUND, LTD, by its investment manager Eton Park Capital Management, L.P.

By:	_____________________________
Name:
Title:

FLAGG STREET PARTNERS LP, by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

FLAGG STREET PARTNERS QUALIFIED LP, by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

FLAGG STREET OFFSHORE L.P., by its general partner Flagg Street Capital LLC

By:	_____________________________
Name:
Title:

[LENDER]

By:	_____________________________
Name:
Title: